                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1996-4

                                                                                                       Distribution Date:  9/15/2003

Section 5.2 - Supplement                                           Class A           Class B           Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                    0.00              0.00              0.00              0.00

(ii)     Monthly Interest Distributed                             1,494,888.89        146,675.09        224,105.16      1,865,669.14
         Deficiency Amounts                                               0.00              0.00                                0.00
         Additional Interest                                              0.00              0.00                                0.00
         Accrued and Unpaid Interest                                                                          0.00              0.00

(iii)    Collections of Principal
           Receivables                                          224,576,593.60     18,714,609.19     24,061,884.83    267,353,087.61

(iv)     Collections of Finance Charge
           Receivables                                           17,568,299.58      1,464,016.60      1,882,326.18     20,914,642.35

(v)      Aggregate Amount of Principal
           Receivables                                                                                              3,243,540,908.80

                                           Investor Interest  1,400,000,000.00    116,666,000.00    150,000,666.67  1,666,666,666.67
                                           Adjusted Interest  1,400,000,000.00    116,666,000.00    150,000,666.67  1,666,666,666.67

                                               Series
         Floating Investor Percentage                  5.01%            84.00%             7.00%             9.00%           100.00%
         Fixed Investor Percentage                     5.01%            84.00%             7.00%             9.00%           100.00%

(vi)     Receivables Delinquent
           (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                    ----------------
                                             Total Receivables                                                               100.00%

(vii)    Investor Default Amount                                  7,749,445.65        645,783.45        830,301.44      9,225,530.53

(viii)   Investor Charge-Offs                                             0.00              0.00              0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/
           Reductions                                                     0.00              0.00              0.00

(x)      Net Servicing Fee                                        1,166,666.67         97,221.67        125,000.56      1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted
           Receivables) *                                                                                                      8.14%

(xii)    Reallocated Monthly Principal                                                      0.00              0.00              0.00

(xiii)   Closing Investor Interest
           (Class A Adjusted)                                 1,400,000,000.00    116,666,000.00    150,000,666.67  1,666,666,666.67

(xiv)    LIBOR                                                                                                              1.11000%

(xv)     Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment
           Proceeds                                                                                                             0.00

(xx)     Principal Investment Funding
           Shortfall                                                                                                            0.00

(xxi)    Available Funds                                         16,406,261.97      1,366,794.93      1,757,325.62     19,530,382.52

(xxii)   Certificate Rate                                             1.24000%          1.46000%          1.73500%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1997-1
                                                                                                       Distribution Date:  9/15/2003

Section 5.2 - Supplement                                           Class A           Class B           Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                     0.00            0.00              0.00               0.00

(ii)     Monthly Interest Distributed                              1,188,333.33      115,532.01        186,738.60       1,490,603.94
         Deficiency Amounts                                                0.00            0.00                                 0.00
         Additional Interest                                               0.00            0.00                                 0.00
         Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)    Collections of Principal
           Receivables                                           184,473,630.45   15,372,749.07     19,765,085.30     219,611,464.82

(iv)     Collections of Finance Charge
           Receivables                                            14,431,103.22    1,202,587.75      1,546,193.81      17,179,884.79

(v)      Aggregate Amount of Principal
           Receivables                                                                                             33,243,540,908.80

                                           Investor Interest   1,150,000,000.00   95,833,000.00    123,214,619.00   1,369,047,619.00
                                           Adjusted Interest   1,150,000,000.00   95,833,000.00    123,214,619.00   1,369,047,619.00

                                               Series
         Floating Investor Percentage                  4.12%             84.00%           7.00%             9.00%            100.00%
         Fixed Investor Percentage                     4.12%             84.00%           7.00%             9.00%            100.00%

(vi)     Receivables Delinquent
           (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)    Investor Default Amount                                   6,365,616.07      530,466.16        682,032.14       7,578,114.36

(viii)   Investor Charge-Offs                                              0.00            0.00              0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/
           Reductions                                                      0.00            0.00              0.00

(x)      Net Servicing Fee                                           958,333.33       79,860.83        102,678.85       1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted
           Receivables) *                                                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                     0.00              0.00               0.00

(xiii)   Closing Investor Interest
           (Class A Adjusted)                                  1,150,000,000.00   95,833,000.00    123,214,619.00   1,369,047,619.00

(xiv)    LIBOR                                                                                                              1.11000%

(xv)     Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment
           Proceeds                                                                                                             0.00

(xx)     Principal Investment Funding
           Shortfall                                                                                                            0.00

(xxi)    Available Funds                                          13,472,769.89    1,122,726.92      1,443,514.96      16,039,011.77

(xxii)   Certificate Rate                                              1.20000%        1.40000%          1.76000%

------------------------------------------------------------------------------------------------------------------------------------

  * Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
               ---------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1998-5
                                                                                                    Distribution Date:  9/15/2003
                                                                                                          Period Type:  Accumulation
Section 5.2 - Supplement                                          Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                        650,000,000.00             0.00    46,429,238.00       696,429,238.00

(ii)     Monthly Interest Distributed                             710,847.22        68,565.13       113,294.90           892,707.25
         Deficiency Amounts                                             0.00             0.00                                  0.00
         Additional Interest                                            0.00             0.00                                  0.00
         Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)    Collections of Principal
           Receivables                                        104,267,704.17     8,688,868.41    11,171,646.70       124,128,219.28

(iv)     Collections of Finance Charge
            Receivables                                         8,156,710.52       679,717.51       873,941.64         9,710,369.67

(v)      Aggregate Amount of Principal
            Receivables                                                                                          33,243,540,908.80

                                           Investor Interest  650,000,000.00    54,166,000.00    69,643,524.00       773,809,524.00
                                           Adjusted Interest  650,000,000.00    54,166,000.00    69,643,524.00       773,809,524.00

                                                Series
         Floating Investor Percentage                  2.33%          84.00%            7.00%            9.00%              100.00%
         Fixed Investor Percentage                     2.33%          84.00%            7.00%            9.00%              100.00%

(vi)     Receivables Delinquent
           (As % of Total Receivables)
                 Current                                                                                                     95.67%
                 30 to 59 days                                                                                                1.40%
                 60 to 89 days                                                                                                0.99%
                 90 or more days                                                                                              1.94%
                                                                                                                 ------------------
                                             Total Receivables                                                              100.00%

(vii)    Investor Default Amount                                3,597,956.91       299,826.05       385,499.07         4,283,282.03

(viii)   Investor Charge-Offs                                           0.00             0.00             0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/
           Reductions                                                   0.00             0.00             0.00

(x)      Net Servicing Fee                                        541,666.67        45,138.33        58,036.27           644,841.27

(xi)     Portfolio Yield (Net of
           Defaulted Receivables) *                                                                                           8.14%

(xii)    Reallocated Monthly Principal                                                   0.00             0.00                 0.00

(xiii)   Closing Investor Interest
           (Class A Adjusted)                                           0.00    54,166,000.00    23,214,286.00        77,380,286.00

(xiv)    LIBOR                                                                                                             1.11000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment
           Proceeds                                                                                                            0.00

(xx)     Principal Investment Funding
           Shortfall                                                                                                           0.00

(xxi)    Available Funds                                        7,617,277.16       634,579.18       815,905.37         9,067,761.71

(xxii)   Certificate Rate                                           1.27000%         1.47000%         1.96000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1999-1
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                          Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                   0.00            0.00             0.00                0.00

(ii)     Monthly Interest Distributed                              820,208.33       80,729.17       152,924.11        1,053,861.61
         Deficiency Amounts                                              0.00            0.00                                 0.00
         Additional Interest                                             0.00            0.00                                 0.00
         Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)    Collections of Principal
           Receivables                                         120,308,889.43   10,025,740.79    12,890,238.18      143,224,868.39

(iv)     Collections of Finance Charge
           Receivables                                           9,411,589.06      784,299.09     1,008,384.54       11,204,272.69

(v)      Aggregate Amount of Principal
           Receivables                                                                                           33,243,540,908.80

                                           Investor Interest   750,000,000.00   62,500,000.00    80,357,143.00      892,857,143.00
                                           Adjusted Interest   750,000,000.00   62,500,000.00    80,357,143.00      892,857,143.00

                                                Series
         Floating Investor Percentage                  2.69%           84.00%           7.00%            9.00%             100.00%
         Fixed Investor Percentage                     2.69%           84.00%           7.00%            9.00%             100.00%

(vi)     Receivables Delinquent
           (As % of Total Receivables)
                  Current                                                                                                   95.67%
                  30 to 59 days                                                                                              1.40%
                  60 to 89 days                                                                                              0.99%
                  90 or more days                                                                                            1.94%
                                                                                                                 ------------------
                                             Total Receivables                                                             100.00%

(vii)    Investor Default Amount                                 4,151,488.74      345,957.39       444,802.37        4,942,248.50

(viii)   Investor Charge-Offs                                            0.00            0.00             0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/
           Reductions                                                    0.00            0.00             0.00

(x)      Net Servicing Fee                                         625,000.00       52,083.33        66,964.29          744,047.62

(xi)     Portfolio Yield (Net of
           Defaulted Receivables) *                                                                                          8.13%

(xii)    Reallocated Monthly Principal                                                   0.00             0.00                0.00

(xiii)   Closing Investor Interest
           (Class A Adjusted)                                  750,000,000.00   62,500,000.00    80,357,143.00      892,857,143.00

(xiv)    LIBOR                                                                                                            1.11000%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment
           Proceeds                                                                                                           0.00

(xx)     Principal Investment Funding
           Shortfall                                                                                                          0.00

(xxi)    Available Funds                                         8,786,589.06      732,215.75       941,420.26       10,460,225.07

(xxii)   Certificate Rate                                            1.27000%        1.50000%         2.31000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1999-3
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          4,717,500.00
         Class B Note Interest Requirement                                            279,708.54
         Net Class C Note Interest Requirement                                         93,388.46                       5,090,597.00

(iii)    Collections of Principal Receivables                                                                        154,943,412.51

(iv)     Collections of Finance Charge Receivables                                                                    12,120,997.32

(v)      Aggregate Amount of Principal Receivables                                                                33,243,540,908.80

                               Investor Interest                                                                     965,910,000.00
                               Adjusted Interest                                                                     965,910,000.00


         Floating Investor Percentage                                                                                         2.91%
         Fixed Investor Percentage                                                                                            2.91%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     95.67%
                 30 to 59 days                                                                                                1.40%
                 60 to 89 days                                                                                                0.99%
                 90 or more days                                                                                              1.94%
                                                                                                                  ------------------
                                                                 Total Receivables                                          100.00%

(vii)    Investor Default Amount                                                                                       5,346,619.32

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               804,925.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.13%

(xii)    Portfolio Supplemented Yield                                                                                         9.60%

(xiii)   Reallocated Monthly Principal                                                                                         0.00

(xiv)    Accumulation Shortfall                                                                                                0.00

(xv)     Principal Funding Investment Proceeds                                                                                 0.00

(xvi)    Principal Funding Investment Shortfall                                                                                0.00

(xvii)   Available Investor Finance Charge Collections                                                                11,316,072.32

(xviii)  Note Rate                                               Class A                6.66000%
                                                                 Class B                6.95000%
                                                                 Class C                2.06000%






------------------------------------------------------------------------------------------------------------------------------------

  * Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
               ---------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2000-1
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                    0.00                              0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                          826,666.67
           Class B Note Interest Requirement                                           78,576.39
           Net Class C Note Interest Requirement                                      121,185.73                      1,026,428.79

(iii)      Collections of Principal Receivables                                                                       143,224,845.45

(iv)       Collections of Finance Charge Receivables                                                                   11,204,270.90

(v)        Aggregate Amount of Principal Receivables                                                               33,243,540,908.80

                                 Investor Interest                                                                    892,857,000.00
                                 Adjusted Interest                                                                    892,857,000.00


           Floating Investor Percentage                                                                                        2.69%
           Fixed Investor Percentage                                                                                           2.69%

(vi)       Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                    95.67%
                   30 to 59 days                                                                                               1.40%
                   60 to 89 days                                                                                               0.99%
                   90 or more days                                                                                             1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)      Investor Default Amount                                                                                      4,942,247.71

(viii)     Investor Charge-Offs                                                                                                 0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                      0.00

(x)        Net Servicing Fee                                                                                              744,047.50

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.13%

(xii)      Reallocated Monthly Principal                                                                                        0.00

(xiii)     Accumulation Shortfall                                                                                               0.00

(xiv)      Principal Funding Investment Proceeds                                                                                0.00

(xv)       Principal Funding Investment Shortfall                                                                               0.00

(xvi)      Available Investor Finance Charge Collections                                                               10,460,223.40

(xxii)     Note  Rate                                            Class A                1.28000%
                                                                 Class B                1.46000%
                                                                 Class C                1.84000%





------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2000-3
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                 0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          800,833.33
         Class B Note Interest Requirement                                           78,576.39
         Net Class C Note Interest Requirement                                      119,109.82                           998,519.55

(iii)    Collections of Principal Receivables                                                                        143,224,845.45

(iv)     Collections of Finance Charge Receivables                                                                    11,204,270.90

(v)      Aggregate Amount of Principal Receivables                                                                 3,243,540,908.80

                               Investor Interest                                                                     892,857,000.00
                               Adjusted Interest                                                                     892,857,000.00


         Floating Investor Percentage                                                                                         2.69%
         Fixed Investor Percentage                                                                                            2.69%

(vi)     Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                              95.67%
                        30 to 59 days                                                                                         1.40%
                        60 to 89 days                                                                                         0.99%
                        90 or more days                                                                                       1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                          100.00%

(vii)    Investor Default Amount                                                                                       4,942,247.71

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.13%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                10,460,223.40

(xxii)   Note  Rate                                              Class A              1.24000%
                                                                 Class B              1.46000%
                                                                 Class C              1.81000%





------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-1
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          768,541.67
         Class B Note Interest Requirement                                           77,366.53
         Net Class C Note Interest Requirement                                      123,274.01                            969,182.20

(iii)    Collections of Principal Receivables                                                                         136,350,074.68

(iv)     Collections of Finance Charge Receivables                                                                     10,666,467.60

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                      850,000,000.00
                               Adjusted Interest                                                                      850,000,000.00


         Floating Investor Percentage                                                                                          2.56%
         Fixed Investor Percentage                                                                                             2.56%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        4,705,020.57

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                                708,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                  9,958,134.27

(xxii)   Note Rate                                               Class A              1.25000%
                                                                 Class B              1.51000%
                                                                 Class C              1.96000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-2
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          529,583.33
         Class B Note Interest Requirement                                           52,742.21
         Net Class C Note Interest Requirement                                       88,633.87                            670,959.42

(iii)    Collections of Principal Receivables                                                                          95,483,230.30

(iv)     Collections of Finance Charge Receivables                                                                      7,469,513.93

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                      595,238,000.00
                               Adjusted Interest                                                                      595,238,000.00


         Floating Investor Percentage                                                                                          1.79%
         Fixed Investor Percentage                                                                                             1.79%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        3,294,831.81

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                                496,031.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                  6,973,482.26

(xxii)   Note  Rate                                              Class A              1.23000%
                                                                 Class B              1.47000%
                                                                 Class C              2.01000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-3
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          762,083.33
         Class B Note Interest Requirement                                           78,038.19
         Net Class C Note Interest Requirement                                      129,489.27                            969,610.80

(iii)    Collections of Principal Receivables                                                                         143,224,845.45

(iv)     Collections of Finance Charge Receivables                                                                     11,204,270.90

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                      892,857,000.00
                               Adjusted Interest                                                                      892,857,000.00


         Floating Investor Percentage                                                                                          2.69%
         Fixed Investor Percentage                                                                                             2.69%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        4,942,247.71

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                                744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 10,460,223.40

(xxii)   Note  Rate                                              Class A              1.18000%
                                                                 Class B              1.45000%
                                                                 Class C              1.96000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-4
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Distribution allocable to :
         Class A Note Interest Requirement                                          892,810.33
         Class B Note Interest Requirement                                           89,813.89
         Net Class C Note Interest Requirement                                      148,903.30                          1,131,527.52

(iii)    Collections of Principal Receivables                                                                         160,411,852.57

(iv)     Collections of Finance Charge Receivables                                                                     12,548,785.41

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,000,000,000.00
                               Adjusted Interest                                                                    1,000,000,000.00


         Floating Investor Percentage                                                                                          3.01%
         Fixed Investor Percentage                                                                                             3.01%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        5,535,318.32

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                                833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 11,715,452.08

(xxii)   Note Rate                                               Class A              5.50000%
                                                                 Class B              1.49000%
                                                                 Class C              2.01000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-5
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          1,312,850.00
         Class B Note Interest Requirement                                            141,050.00
         Net Class C Note Interest Requirement                                        234,979.85                        1,688,879.85

(iii)    Collections of Principal Receivables                                                                         240,617,778.85

(iv)     Collections of Finance Charge Receivables                                                                     18,823,178.12

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,500,000,000.00
                               Adjusted Interest                                                                    1,500,000,000.00


         Floating Investor Percentage                                                                                          4.51%
         Fixed Investor Percentage                                                                                             4.51%

(vi)     Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.67%
                  30 to 59 days                                                                                                1.40%
                  60 to 89 days                                                                                                0.99%
                  90 or more days                                                                                              1.94%
                                                                                                                   -----------------
                                                               Total Receivables                                             100.00%

(vii)    Investor Default Amount                                                                                        8,302,977.48

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                              1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 17,573,178.12

(xxii)   Note  Rate                                            Class A                  1.21000%
                                                               Class B                  1.56000%
                                                               Class C                  2.11000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2001-6
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                        1,076,320.00
         Class B Note Interest Requirement                                          115,010.00
         Net Class C Note Interest Requirement                                      197,283.89                          1,388,613.89

(iii)    Collections of Principal Receivables                                                                         192,494,223.08

(iv)     Collections of Finance Charge Receivables                                                                     15,058,542.49

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,200,000,000.00
                               Adjusted Interest                                                                    1,200,000,000.00


         Floating Investor Percentage                                                                                          3.61%
         Fixed Investor Percentage                                                                                             3.61%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                               Total Receivables                                             100.00%

(vii)    Investor Default Amount                                                                                        6,642,381.98

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                              1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 14,058,542.49

(xxii)   Note  Rate                                            Class A                1.24000%
                                                               Class B                1.59000%
                                                               Class C                2.21000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2002-1
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                    0.00                                  0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          875,233.33
         Class B Note Interest Requirement                                           90,416.67
         Net Class C Note Interest Requirement                                      155,103.30                          1,120,753.30

(iii)    Collections of Principal Receivables                                                                         160,411,852.57

(iv)     Collections of Finance Charge Receivables                                                                     12,548,785.41

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,000,000,000.00
                               Adjusted Interest                                                                    1,000,000,000.00


         Floating Investor Percentage                                                                                          3.01%
         Fixed Investor Percentage                                                                                             3.01%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                  ------------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        5,535,318.32

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                                833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 11,715,452.08

(xxii)   Note  Rate                                              Class A              1.21000%
                                                                 Class B              1.50000%
                                                                 Class C              2.09000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

           By:
               ---------------------------------
           Name:          Patricia M. Garvey
           Title:         Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2002-2
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          1,174,693.33
         Class B Note Interest Requirement                                            121,520.00
         Net Class C Note Interest Requirement                                        208,464.55                        1,504,677.88

(iii)    Collections of Principal Receivables                                                                         224,576,593.60

(iv)     Collections of Finance Charge Receivables                                                                     17,568,299.58

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,400,000,000.00
                               Adjusted Interest                                                                    1,400,000,000.00


         Floating Investor Percentage                                                                                          4.21%
         Fixed Investor Percentage                                                                                             4.21%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        7,749,445.65

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                              1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 16,401,632.91

(xxii)   Note Rate                                               Class A                1.16000%
                                                                 Class B                1.44000%
                                                                 Class C                2.01000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2002-3
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                       0.00                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,388,800.00
         Class B Note Interest Requirement                                             141,050.00
         Net Class C Note Interest Requirement                                         238,467.35                       1,768,317.35

(iii)    Collections of Principal Receivables                                                                         240,617,778.85

(iv)     Collections of Finance Charge Receivables                                                                     18,823,178.12

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,500,000,000.00
                               Adjusted Interest                                                                    1,500,000,000.00


         Floating Investor Percentage                                                                                          4.51%
         Fixed Investor Percentage                                                                                             4.51%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.67%
                 30 to 59 days                                                                                                 1.40%
                 60 to 89 days                                                                                                 0.99%
                 90 or more days                                                                                               1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        8,302,977.48

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                              1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 17,573,178.12

(xxii)   Note Rate                                               Class A                 1.28000%
                                                                 Class B                 1.56000%
                                                                 Class C                 2.14000%






------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 2002-4
                                                                                                       Distribution Date:  9/15/2003
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                          1,258,600.00
         Class B Note Interest Requirement                                            128,391.67
         Net Class C Note Interest Requirement                                        216,379.85                        1,603,371.52

(iii)    Collections of Principal Receivables                                                                         240,617,778.85

(iv)     Collections of Finance Charge Receivables                                                                     18,823,178.12

(v)      Aggregate Amount of Principal Receivables                                                                 33,243,540,908.80

                               Investor Interest                                                                    1,500,000,000.00
                               Adjusted Interest                                                                    1,500,000,000.00


         Floating Investor Percentage                                                                                          4.51%
         Fixed Investor Percentage                                                                                             4.51%

(vi)     Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     95.67%
                  30 to 59 days                                                                                                1.40%
                  60 to 89 days                                                                                                0.99%
                  90 or more days                                                                                              1.94%
                                                                                                                   -----------------
                                                                 Total Receivables                                           100.00%

(vii)    Investor Default Amount                                                                                        8,302,977.48

(viii)   Investor Charge-Offs                                                                                                   0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                        0.00

(x)      Net Servicing Fee                                                                                              1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      8.13%

(xii)    Reallocated Monthly Principal                                                                                          0.00

(xiii)   Accumulation Shortfall                                                                                                 0.00

(xiv)    Principal Funding Investment Proceeds                                                                                  0.00

(xv)     Principal Funding Investment Shortfall                                                                                 0.00

(xvi)    Available Investor Finance Charge Collections                                                                 17,573,178.12

(xxii)   Note Rate                                               Class A                 1.16000%
                                                                 Class B                 1.42000%
                                                                 Class C                 1.95000%




------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                                                        0.00                         0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                              875,233.33
           Class B Note Interest Requirement                                               88,608.33
           Net Class C Note Interest Requirement                                          152,778.30                 1,116,619.97

(iii)      Collections of Principal Receivables                                                                    160,411,852.57

(iv)       Collections of Finance Charge Receivables                                                                12,548,785.41

(v)        Aggregate Amount of Principal Receivables                                                            33,243,540,908.80

                                                  Investor Interest                                              1,000,000,000.00
                                                  Adjusted Interest                                              1,000,000,000.00


           Floating Investor Percentage                                                                                     3.01%
           Fixed Investor Percentage                                                                                        3.01%

(vi)       Receivables Delinquent (As % of Total Receivables)
                          Current                                                                                          95.67%
                          30 to 59 days                                                                                     1.40%
                          60 to 89 days                                                                                     0.99%
                          90 or more days                                                                                   1.94%
                                                                                                             ---------------------
                                                             Total Receivables                                            100.00%

(vii)      Investor Default Amount                                                                                   5,535,318.32

(viii)     Investor Charge-Offs                                                                                              0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                   0.00

(x)        Net Servicing Fee                                                                                           833,333.33

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                 8.13%

(xii)      Reallocated Monthly Principal                                                                                     0.00

(xiii)     Accumulation Shortfall                                                                                            0.00

(xiv)      Principal Funding Investment Proceeds                                                                             0.00

(xv)       Principal Funding Investment Shortfall                                                                            0.00

(xvi)      Available Investor Finance Charge Collections                                                            11,715,452.08

(xxii)     Note Rate                                         Class A                        1.21000%
                                                             Class B                        1.47000%
                                                             Class C                        2.06000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                           0.00                        0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                                 930,930.00
           Class B Note Interest Requirement                                                  96,806.11
           Net Class C Note Interest Requirement                                             176,581.06                1,204,317.17

(iii)      Collections of Principal Receivables                                                                      176,453,037.83

(iv)       Collections of Finance Charge Receivables                                                                  13,803,663.95

(v)        Aggregate Amount of Principal Receivables                                                              33,243,540,908.80

                                                  Investor Interest                                                1,100,000,000.00
                                                  Adjusted Interest                                                1,100,000,000.00


           Floating Investor Percentage                                                                                       3.31%
           Fixed Investor Percentage                                                                                          3.31%

(vi)       Receivables Delinquent (As % of Total Receivables)
                          Current                                                                                            95.67%
                          30 to 59 days                                                                                       1.40%
                          60 to 89 days                                                                                       0.99%
                          90 or more days                                                                                     1.94%
                                                                                                                 -------------------
                                                              Total Receivables                                             100.00%

(vii)      Investor Default Amount                                                                                     6,088,850.15

(viii)     Investor Charge-Offs                                                                                                0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                     0.00

(x)        Net Servicing Fee                                                                                             916,666.67

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.13%

(xii)      Reallocated Monthly Principal                                                                                       0.00

(xiii)     Accumulation Shortfall                                                                                              0.00

(xiv)      Principal Funding Investment Proceeds                                                                               0.00

(xv)       Principal Funding Investment Shortfall                                                                              0.00

(xvi)      Available Investor Finance Charge Collections                                                              12,886,997.29

(xxii)     Note Rate                                          Class A                          1.17000%
                                                              Class B                          1.46000%
                                                              Class C                          2.16000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                            0.00                      0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                                  667,275.00
           Class B Note Interest Requirement                                                   69,620.83
           Net Class C Note Interest Requirement                                              132,021.20                868,917.03

(iii)      Collections of Principal Receivables                                                                     120,308,889.43

(iv)       Collections of Finance Charge Receivables                                                                  9,411,589.06

(v)        Aggregate Amount of Principal Receivables                                                             33,243,540,908.80

                                                  Investor Interest                                                 750,000,000.00
                                                  Adjusted Interest                                                 750,000,000.00


           Floating Investor Percentage                                                                                      2.26%
           Fixed Investor Percentage                                                                                         2.26%

(vi)       Receivables Delinquent (As % of Total Receivables)
                          Current                                                                                           95.67%
                          30 to 59 days                                                                                      1.40%
                          60 to 89 days                                                                                      0.99%
                          90 or more days                                                                                    1.94%
                                                                                                                -------------------
                                                             Total Receivables                                             100.00%

(vii)      Investor Default Amount                                                                                    4,151,488.74

(viii)     Investor Charge-Offs                                                                                               0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                    0.00

(x)        Net Servicing Fee                                                                                            625,000.00

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                  8.13%

(xii)      Reallocated Monthly Principal                                                                                      0.00

(xiii)     Accumulation Shortfall                                                                                             0.00

(xiv)      Principal Funding Investment Proceeds                                                                              0.00

(xv)       Principal Funding Investment Shortfall                                                                             0.00

(xvi)      Available Investor Finance Charge Collections                                                              8,786,589.06

(xxii)     Note Rate                                         Class A                            1.23000%
                                                             Class B                            1.54000%
                                                             Class C                            2.36000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                           0.00                        0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                                 930,930.00
           Class B Note Interest Requirement                                                  98,132.22
           Net Class C Note Interest Requirement                                             180,843.56                1,209,905.78

(iii)      Collections of Principal Receivables                                                                      176,453,037.83

(iv)       Collections of Finance Charge Receivables                                                                  13,803,663.95

(v)        Aggregate Amount of Principal Receivables                                                              33,243,540,908.80

                                                  Investor Interest                                                1,100,000,000.00
                                                  Adjusted Interest                                                1,100,000,000.00


           Floating Investor Percentage                                                                                       3.31%
           Fixed Investor Percentage                                                                                          3.31%

(vi)       Receivables Delinquent (As % of Total Receivables)
                          Current                                                                                            95.67%
                          30 to 59 days                                                                                       1.40%
                          60 to 89 days                                                                                       0.99%
                          90 or more days                                                                                     1.94%
                                                                                                               ---------------------
                                                             Total Receivables                                              100.00%

(vii)      Investor Default Amount                                                                                     6,088,850.15

(viii)     Investor Charge-Offs                                                                                                0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                     0.00

(x)        Net Servicing Fee                                                                                             916,666.67

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.13%

(xii)      Reallocated Monthly Principal                                                                                       0.00

(xiii)     Accumulation Shortfall                                                                                              0.00

(xiv)      Principal Funding Investment Proceeds                                                                               0.00

(xv)       Principal Funding Investment Shortfall                                                                              0.00

(xvi)      Available Investor Finance Charge Collections                                                              12,886,997.29

(xxii)     Note Rate                                         Class A                   1.17000%
                                                             Class B                   1.48000%
                                                             Class C                   2.21000%


------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                            0.00                       0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                                1,258,600.00
           Class B Note Interest Requirement                                                  133,816.67
           Net Class C Note Interest Requirement                                              246,604.85               1,639,021.52

(iii)      Collections of Principal Receivables                                                                      240,617,778.85

(iv)       Collections of Finance Charge Receivables                                                                  18,823,178.12

(v)        Aggregate Amount of Principal Receivables                                                              33,243,540,908.80

                                               Investor Interest                                                   1,500,000,000.00
                                               Adjusted Interest                                                   1,500,000,000.00


           Floating Investor Percentage                                                                                       4.51%
           Fixed Investor Percentage                                                                                          4.51%

(vi)       Receivables Delinquent (As % of Total Receivables)
                         Current                                                                                             95.67%
                         30 to 59 days                                                                                        1.40%
                         60 to 89 days                                                                                        0.99%
                         90 or more days                                                                                      1.94%
                                                                                                                --------------------
                                                              Total Receivables                                             100.00%

(vii)      Investor Default Amount                                                                                     8,302,977.48

(viii)     Investor Charge-Offs                                                                                                0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                     0.00

(x)        Net Servicing Fee                                                                                           1,250,000.00

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.13%

(xii)      Reallocated Monthly Principal                                                                                       0.00

(xiii)     Accumulation Shortfall                                                                                              0.00

(xiv)      Principal Funding Investment Proceeds                                                                               0.00

(xv)       Principal Funding Investment Shortfall                                                                              0.00

(xvi)      Available Investor Finance Charge Collections                                                              17,573,178.12

(xxii)     Note Rate                                          Class A                       1.16000%
                                                              Class B                       1.48000%
                                                              Class C                       2.21000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                              0.00                     0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                                  1,182,505.33
           Class B Note Interest Requirement                                                    117,927.44
           Net Class C Note Interest Requirement                                                241,070.36             1,541,503.14

(iii)      Collections of Principal Receivables                                                                      214,951,882.44

(iv)       Collections of Finance Charge Receivables                                                                  16,815,372.45

(v)        Aggregate Amount of Principal Receivables                                                              33,243,540,908.80

                                               Investor Interest                                                   1,340,000,000.00
                                               Adjusted Interest                                                   1,340,000,000.00


           Floating Investor Percentage                                                                                       4.03%
           Fixed Investor Percentage                                                                                          4.03%

(vi)       Receivables Delinquent (As % of Total Receivables)
                         Current                                                                                             95.67%
                         30 to 59 days                                                                                        1.40%
                         60 to 89 days                                                                                        0.99%
                         90 or more days                                                                                      1.94%
                                                                                                                --------------------
                                                              Total Receivables                                             100.00%

(vii)      Investor Default Amount                                                                                     7,417,326.55

(viii)     Investor Charge-Offs                                                                                                0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                     0.00

(x)        Net Servicing Fee                                                                                           1,116,666.67

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.13%

(xii)      Reallocated Monthly Principal                                                                                       0.00

(xiii)     Accumulation Shortfall                                                                                              0.00

(xiv)      Principal Funding Investment Proceeds                                                                               0.00

(xv)       Principal Funding Investment Shortfall                                                                              0.00

(xvi)      Available Investor Finance Charge Collections                                                              15,698,705.79

(xxii)     Note Rate                                          Class A                         1.22000%
                                                              Class B                         1.46000%
                                                              Class C                         2.41000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3
                                                    Distribution Date: 9/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)        Monthly Principal Distributed                                                          0.00                         0.00

(ii)       Monthly Interest Distributed
           Class A Note Interest Requirement                                              1,257,515.00
           Class B Note Interest Requirement                                                125,407.92
           Net Class C Note Interest Requirement                                            232,063.62                 1,614,986.53

(iii)      Collections of Principal Receivables                                                                      228,586,889.91

(iv)       Collections of Finance Charge Receivables                                                                  17,882,019.21

(v)        Aggregate Amount of Principal Receivables                                                              33,243,540,908.80

                                               Investor Interest                                                               0.00
                                               Adjusted Interest                                                               0.00


           Floating Investor Percentage                                                                                       4.29%
           Fixed Investor Percentage                                                                                          0.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                         Current                                                                                             95.67%
                         30 to 59 days                                                                                        1.40%
                         60 to 89 days                                                                                        0.99%
                         90 or more days                                                                                      1.94%
                                                                                                               ---------------------
                                                             Total Receivables                                              100.00%

(vii)      Investor Default Amount                                                                                     7,887,828.60

(viii)     Investor Charge-Offs                                                                                                0.00

(ix)       Reimbursed Investor Charge-Offs                                                                                     0.00

(x)        Net Servicing Fee                                                                                           1,187,500.00

(xi)       Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.13%

(xii)      Reallocated Monthly Principal                                                                                       0.00

(xiii)     Accumulation Shortfall                                                                                              0.00

(xiv)      Principal Funding Investment Proceeds                                                                               0.00

(xv)       Principal Funding Investment Shortfall                                                                              0.00

(xvi)      Available Investor Finance Charge Collections                                                              16,694,519.21

(xxii)     Note Rate                                         Class A                     1.22000%
                                                             Class B                     1.46000%
                                                             Class C                     2.19000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
               ---------------------------------
  Name:        Patricia M. Garvey
  Title:       Vice President